UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05308

Perritt MicroCap Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gerald W. Perritt, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2007

Date of reporting period:  For the semi-annual period April 30, 2007

Item 1. Reports to Shareholders.

MicroCap Opportunities Fund
Emerging Opportunities Fund

Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

• IRA	• Roth IRA
• SEP-IRA	• Coverdell Education
• SIMPLE IRA	Savings Account

2% redemption fee imposed for shares held less than ninety (90) days.

This report is authorized for distribution only to
shareholders and others who have received a copy of the
prospectus of the Perritt MicroCap Opportunities Fund
and/or the Perritt Emerging Opportunities Fund.

The PERRITT MICROCAP OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) that is below $750 million. The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management and possess modest price-to-sales ratios and price to earnings ratios that are below the company’s long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT EMERGING OPPORTUNITIES FUND invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) that is below $350 million. The Fund seeks to invest in microcap companies that have a high percentage of shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and earnings, and/or possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

Table of
Contents

Semi-Annual
Reports
April 30, 2007 (Unaudited)

Perritt Capital Management, Inc.

From the desk of Dr. G.W. Perritt, President	2

Perritt MicroCap Opportunities Fund

From the desk of Michael Corbett, President	4
Performance	6
Ten Largest Common Stock Holdings	7
Allocation of Portfolio Net Assets	7
Schedule of Investments	8
Statement of Operations	11
Financial Highlights	11
Statements of Changes in Net Assets	12
Statement of Assets and Liabilities	12
Notes to Financial Statements	13
Expense Example	15

Perritt Emerging Opportunities Fund

From the desk of Michael Corbett, President	18
Performance	20
Ten Largest Common Stock Holdings	21
Allocation of Portfolio Net Assets	21
Schedule of Investments	22
Statement of Operations	25
Financial Highlights	26
Statements of Changes in Net Assets	27
Statement of Assets and Liabilities	27
Notes to Financial Statements	28
Expense Example	30

Perritt Funds

Advisory Agreement	16
Directors and Officers	31
Information	32

Dr. G.W. Perritt
President
Perritt Capital
Management, Inc.

Climbing the Wall of Worry

Most of my life savings are invested in the stock market – and I’m worried.  I just paid more than three dollars for a gallon of gasoline.  Alan Greenspan has warned of a potential collapse in the Chinese stock market and of a pending economic recession in the United States.  U.S. warships are on maneuvers just off the Iranian coast.  I worry about the prospect of another terrorist attack on U.S. soil.  Hurricane forecasters are telling me to expect an active hurricane season with an above-average number of storms making landfall in the U.S. this summer.

I’m also worried about the geopolitical climate.  The U.S. military is bogged down in a nasty war in Iraq with no end in sight.  Iran is seeking to expand its uranium enrichment program, which may be a prelude to the construction of a nuclear bomb. China continues to keep a lid on the value of its currency.  The result is ballooning trade deficits here at home. Meanwhile, the value of the dollar continues to decline against most of the developed world’s currencies. Could the U.S. economy be headed for another bout of “stagflation?”

My worry list seems to expand every day.  With a worry list as long as mine, you are probably wondering why I have so much of my life savings invested in equities.  Let me satisfy your curiosity by giving you a brief history lesson.

Eighty years ago, the U.S. economy and the equity markets were lavishing in the roaring twenties.  Life was good and the future never looked brighter.  The Dow Jones Industrial Average had more than tripled from its early decade low.  At the close of trading April 30, 1927, it stood at a whopping 164.21.

Thirty months later, in October 1929, the U.S. stock market crashed.  That initiated the most devastating bear market in history.  It also marked the onset of the Great Depression of the 1930s. In the 1940s, the entire world was at war.  In the 1950s, the so-called cold war began as the United States and the Soviet Union engaged in an atomic arms race.  That sparked fears that someone would push a button and trigger a thermal nuclear holocaust that could reduce the world to a smoldering cinder.  I remember donning dog tags and participating in air raid drills in grammar school.  Fallout shelters, not second homes, were the rage of the day.  Meanwhile wars were fought in Korea and in Vietnam.  A U.S. President was assassinated in the 1960s and another resigned in disgrace in the 1970s.  In the late 1970s, hyperinflation sent both interest rates and the unemployment rate soaring. The onset of this century was marked by corporate scandals that rocked the stock market and resulted in the loss of jobs and retirement nest eggs for tens of thousands of bewildered workers.

Now, here’s my point.  Despite experiencing several stock market crashes, a Great Depression, deflation, several wars, hyperinflation, the assassination and resignation of American presidents, and homeland terrorist attacks, the Dow Jones Industrial Average is currently hovering around the 13,600 level.  That’s a 13,400-point expansion during a period marked by nearly every catastrophic event imaginable.

A long list of worries is always overhanging the financial markets.  Yet, stock prices march to higher ground. The truth is that you can’t avoid risk; you have to cope with it.   The stock
market, as demonstrated by the S&P 500 Index, has returned an average of 11% a year (8% after inflation) for more than a century.  Risk-free Treasury bills have returned 3% (0% after inflation).  The difference is payment for the risk assumed by equity investors.  The moral of this tale is, if you want to earn meaningful returns you have to accept risk.  How much risk you assume is determined by such things as time horizons and inclinations to engage in risk-taking.

Past performance is not a guarantee of future results.

Opinions expressed are those of Dr. Perritt and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is not possible to invest directly in this index.

Michael Corbett
President
Perritt MicroCap
Opportunities Fund

T he Perritt MicroCap Opportunities Fund posted a 12.76 percent gain during the six months ended April 30, 2007. During that period, the Russell 2000 Index rose 6.86 percent and the MSCI MicroCap Index rose by 7.73 percent. A more detailed report of the Fund’s long-term performance results can be found on page six.

The Fund significantly outperformed its benchmark during the past six months for several reasons.  First, nine companies received buyout offers.  Second, the Fund’s industry weights are markedly different than those contained in the Russell 2000 Index. Most notable is the Fund’s over weighting to the energy sector and its under weighting to the financial services sector.  Finally, several stocks performed exceptionally well in the past six months.  For example, the stock prices of Force Protection (FRPT) and Sparton Motors (SPAR) more than doubled during the past six months.  Both of these companies have benefited from increased orders from the military.

During the past six months, weliquidatedinvestments in 23 companies.  Nine companies were sold due to buyout offers, eight were sold because either price targets were reached or valuations became excessive, five issues were sold after reporting disappointing operating results and one sold because its market capitalization expanded beyond our market-cap threshold.

We recently increased the upper limit of market capitalization for initial purchases from $500 million to $750 million.  This is by no means a change in the Fund’s character.  A least once a year, we rank all of the publicly traded companies by market capitalization and separate the largest 80 percent of companies from the smallest 20 percent of companies.  The bottom 20 percent of companies is what we consider to be the true micro-cap universe.

As of April 30, 2007, the Fund’s portfolio contained the common stocks of 169 companies, 12 of which were added during the past six months.  The Fund’s 10 largest holdings and a detailed description can be found on page seven of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at less than 20 times 2007 earnings and slightly more than 16 times 2008 earnings. The average stock in the portfolio is priced at 1.2 times revenue and the median market capitalization is approximately $258 million.  The Fund’s portfolio contained approximately nine percent in cash equivalents.

Small and Micro-cap stocks (as measured by the Russell 2000 Index) have now entered the fifth consecutive year without a negative year.  Following such a strong period, valuations aren’t as reasonable as they once were.  In addition, earnings growth across the equity markets appears to be slowing, and the weakness in the housing market and subprime mortgage sectors is clouding the outlook for the U.S. economy as a whole.  Despite these risks, we believe in the Fund’s ability to produce strong results over long time periods.  The aggregate earnings growth rate reported by our companies this past quarter was somewhat lower than recent periods, but our earnings models suggest that portfolio earnings should accelerate.  We believe we have invested in a good selection of high-quality companies and continue to adhere to our value discipline, which we believe should provide downside protection in a weaker environment.  As can be seen in the Fund’s industry exposure, the Fund had less than three percent in financial services companies, which means it will have minimal exposure to the subprime mortgage market, and we are closely monitoring the situation’s potential ripple effect on companies in other sectors of the economy.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team. If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittmutualfunds.com. Please refer to the prospectus for information about the Fund’s investment objective and strategies.

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.
Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

The price to sales ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.  The price to earnings (P/E) ratio reflects the multiple of earnings at which a stock sells.  The price to book (P/B) ratio compares a stock’s market value to the value of total assets less total liabilities.

Performance	April 30, 2007 (Unaudited)

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative Total Returns** Periods ended April 30, 2007 (Unaudited)

	Past Six Months	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	12.76%	8.56%	60.57%	132.68%	356.33%
Russell 2000® Index	6.86%	7.83%	50.70%	69.58%	168.93%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	7.73%	4.40%	38.05%	NA	NA
(reflects no deduction for fees and expenses)
CPI	2.42%	2.57%	9.94%	14.95%	29.02%

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Average Annual Returns ** Periods ended April 30, 2007 (Unaudited)

	Past Six Months	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
Perritt MicroCap Opportunities Fund	12.76%	8.56%	17.10%	18.39%	16.38%
Russell 2000® Index	6.86%	7.83%	14.65%	11.14%	10.40%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	7.73%	4.40%	11.34%	NA	NA
(reflects no deduction for fees and expenses)
CPI	2.42%	2.57%	3.21%	2.82%	2.58%

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which currently reflects a popular measure of the stock performance of small companies, and the MSCI® U.S. MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. Equity Market Capitalization. CPI is the rate of inflation as measured by the government’s consumer price index.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings

Spartan Motors, Inc. (SPAR) engages in the engineering and manufacture of custom motor vehicle chassis and bodies in the United States and internationally. The company operates in two segments, Spartan Chassis and Emergency Vehicle Team.

Apogee Enterprises, Inc. (APOG) through its subsidiaries, engages in the design and development of glass products, services, and systems. The company operates in two segments, Architectural Products and Services, and Large-Scale Optical Technologies..

Newpark Resources, Inc. (NR) provides integrated fluids management, environmental, and oilfield services. The company provides its products and services to major and independent oil and gas exploration and production companies primarily in North America.

Universal Electronics, Inc. (UEIC) provides pre-programmed wireless control products and audio-video accessories for home entertainment systems. Its products include standard and touch screen remote controls; antennas; and various audio/video accessories, including digital antennas, signal boosters, television brackets, and audio and video cleaning products, as well as microcontrollers.

Aladdin Knowledge Sys. Ltd. (ALDN) along with its subsidiaries, provides security solutions that reduce software theft, authenticate network users, and protect against spam and viruses. The company operates in two segments, Software Digital Rights Management and Enterprise Security.  Aladdin Knowledge markets and sells its Software Digital Rights Management products directly, as well as sells through a network of independent distributors; and enterprise security solutions through distributors, value-added resellers, system integrators, and original equipment manufacturers.

Force Protection, Inc. (FRPT) engages in the manufacture of ballistic and blast protected vehicles. The company’s products are used to protect personnel during transport, removal of unexploded ordnance, route clearance, humanitarian de-mining, and other missions that require protection from landmines and hostile fire.

RADVISION Ltd. (RVSN) engages in the design, development, and supply of products and technologies for videocon-ferencing and video telephony, as well as for converged voice, video, and data over Internet Protocol (IP) and 3G networks.

Trinity Biotech ADR (TRIB) provides medical diagnos-
tic products for the clinical laboratory and point-of-care (POC) segments of the diagnostic market. It offers diagnostic test kits that are used to detect autoimmune diseases, hormonal imbalances, sexually transmitted diseases, intestinal infections, lung/bronchial infections, and cardiovascular diseases; POC tests for the presence of HIV antibodies; and diagnostic test kits for diabetes, and liver and intestine diseases

NATCO Group, Inc. (NTG) is a provider of wellhead process equipment, systems and services used in the production of oil and gas. The company’s production equipment is used onshore and offshore in most major oil and gas producing regions of the world. It operates through three segments: Oil and Water Technologies, Gas Technologies, and Automation and Controls.

Barrett Business Services, Inc. (BBSI) provides a range of human resource management services to small and medium-sized businesses in the United States. It offers professional employer organization services in the areas of payroll and payroll taxes, employee benefits, health insurance, workers compensation coverage, workplace safety programs, compliance with federal and state employment laws, and labor and work-place regulatory requirements.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings

Allocation of Portfolio Net Assets	April 30, 2007 (Unaudited)

Schedule of Investments	April 30, 2007 (Unaudited)

Shares	COMMON STOCKS – 92.26%	Value

Auto Parts and Equipment - 0.33%
197,000	SORL Auto Parts, Inc. (a)	$1,694,200

Biotechnology - 1.81%
363,000	ThermoGenesis Corp. (a)	1,234,200
583,551	Trinity Biotech PLC ADR (a)	6,284,844
875,000	Zila, Inc. (a)	1,741,250
		9,260,294
Building Materials - 0.84%
345,000	Comfort Systems USA, Inc	4,309,050

Business Services - 5.45%
254,400	Barrett Business Services, Inc.	5,805,408
90,000	Exponent, Inc. (a)	1,903,500
33,500	Forrester Research, Inc. (a)	863,630
250,000	GP Strategies Corporation (a)	2,395,000
299,200	RCM Technologies, Inc. (a)	2,214,080
229,700	Rentrak Corporation (a)	3,275,522
90,000	Team, Inc. (a)	3,097,800
136,500	TechTeam Global, Inc. (a)	1,835,925
368,300	Tier Technologies, Inc. (a)	3,259,455
70,000	World Fuel Services Corporation	3,234,700
		27,885,020
Chemicals & Related Products - 1.35%
308,000	Aceto Corporation	2,488,640
6,500	Flotek Industries, Inc. (a)	254,800
213,300	Penford Corporation	4,176,414
		6,919,854
Computers & Electronics - 4.12%
133,400	Comarco, Inc.	868,434
70,000	GSI Group Inc. (a)	712,600
276,900	Hypercom Corp. (a)	1,608,789
805,000	InFocus Corporation (a)	2,068,850
53,100	NovAtel, Inc. (a)	1,873,899
247,100	Optimal Group, Inc. (a)	2,169,538
301,000	Overland Storage, Inc. (a)	1,122,730
177,450	PAR Technology Corp. (a)	1,783,372
310,000	PC-Tel, Inc. (a)	3,096,900
209,350	Rimage Corporation (a)	5,763,406
		21,068,518
Construction & Engineering - 0.40%
100,000	Sterling Construction Company (a).	2,066,000

Consumer Products - Distributing - 0.71%
426,600	Collegiate Pacific, Inc	3,626,100

Consumer Products - Manufacturing - 10.38%
309,500	Ashworth, Inc. (a)	2,565,755
125,700	Emak Worldwide, Inc. (a)	608,388
615,400	Emerson Radio Corp. (a)	1,938,510
231,201	Flexsteel Industries, Inc.	3,412,527
150,000	Furniture Brands International, Inc.	2,412,000
325,000	Hartmarx Corporation (a)	2,138,500
261,500	Hauppauge Digital, Inc. (a)	1,621,300
110,150	Hooker Furniture Corporation	2,426,605
157,148	Lifetime Brands, Inc.	3,428,969
119,000	Matrixx Initiatives, Inc. (a)	2,142,000
65,000	Measurement Specialties, Inc. (a)	1,330,550
40,000	The Middleby Corporation (a)	5,491,200
80,000	Noble International, Ltd.	1,303,200
100,000	Perry Ellis International, Inc. (a)	3,320,000
345,200	Phoenix Footwear Group, Inc. (a)	1,208,200
32,500	RC2 Corporation (a)	1,295,450
94,000	Stanley Furniture Company, Inc.	2,034,160
97,000	Steinway Musical Instruments, Inc.	3,065,200
118,600	Tandy Brands Accessories, Inc.	1,503,848
27,924	Twin Disc, Incorporated	1,691,077
288,000	Universal Electronics, Inc. (a)	8,150,400
		53,087,839
Consumer Services - 0.74%
312,700	Rural / Metro Corporation (a)	2,420,298
180,000	Stewart Enterprises, Inc. - Class A	1,353,600
		3,773,898
Energy & Related Services - 1.88%
150,000	Layne Christensen Company (a)	5,680,500
133,400	Michael Baker Corporation (a)	3,916,624
		9,597,124
Environmental Services - 1.27%
224,600	American Ecology Corporation	5,019,810
304,200	Versar, Inc. (a)	1,463,202
		6,483,012
Financial Services - 1.23%
231,419	Nicholas Financial, Inc. (a)	2,876,538
294,200	Sanders Morris Harris Group, Inc.	3,433,314
		6,309,852
Food - 2.75%
717,000	Darling International Inc. (a)	5,499,390
381,800	Inventure Group, Inc. (a)	1,069,040
155,000	John B. Sanfilippo & Sons, Inc. (a)	2,084,750
150,000	Landec Corporation (a)	1,906,500
270,000	SunOpta, Inc. (a)	3,493,800
		14,053,480
Insurance - 1.00%
302,300	CRM Holdings Ltd. (a)	2,539,320
450,000	Penn Treaty American Corporation (a)	2,560,500
		5,099,820

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2007 (Unaudited)

Leisure - 1.18%
409,700	Century Casinos, Inc. (a)	3,433,286
940,500	Youbet.com, Inc. (a)	2,586,375
		6,019,661
Medical Supplies & Services - 5.23%
209,804	Allied Healthcare Products, Inc. (a)	1,416,177
626,700	BioScrip, Inc. (a)	2,231,052
400,000	CardioTech International, Inc. (a)	600,000
200,000	Mannatech, Inc	3,092,000
79,404	Medical Action Industries, Inc. (a)	1,808,823
404,600	Microtek Medical Holdings, Inc. (a)	2,067,506
102,000	National Dentex Corporation (a)	1,410,660
276,000	Natus Medical, Inc. (a)	4,907,280
238,950	Option Care, Inc.	3,264,057
932,300	PainCare Holdings, Inc. (a)	344,858
129,800	Possis Medical, Inc. (a)	1,679,612
97,700	Psychemedics Corporation	1,768,370
400,000	VIVUS, Inc. (a)	2,152,000
		26,742,395
Military Equipment - 1.38%
47,100	The Allied Defense Group, Inc. (a)	387,633
307,517	Force Protection, Inc. (a)	6,673,119
		7,060,752

Minerals & Resources - 4.25%
160,600	AM Castle & Co.	5,444,340
194,000	Fronteer Development Group, Inc. (a)	2,527,820
1,000,000	Northern Orion Resources Inc. (a)	4,650,000
90,000	Seabridge Gold Inc. (a)	1,467,000
537,600	Uranium Res, Inc. (a)	5,252,352
272,600	Vista Gold Corp. (a)	2,412,510
		21,754,022
Oil & Gas - 10.51%
270,000	Allis-Chalmers Energy, Inc. (a)	5,224,500
191,600	Brigham Exploration Company (a)	1,161,096
77,400	Callon Petroleum Co. (a)	1,068,120
120,000	Carrizo Oil & Gas, Inc. (a)	4,422,000
248,300	CE Franklin Ltd. (a)	2,550,041
55,000	Dawson Geophysical Co. (a)	2,827,000
181,000	The Exploration Company of Delaware (a) .	1,876,970
684,300	Gasco Energy, Inc. (a)	1,231,740
48,000	GMX Resources, Inc. (a)	1,608,000
80,000	GulfMark Offshore, Inc. (a)	3,832,000
205,000	Gulfport Energy Corp. (a)	3,027,850
130,000	Mitcham Industries, Inc. (a)	1,844,700
161,300	NATCO Group, Inc. - Class A (a)	6,161,660
1,045,900	Newpark Resources, Inc. (a)	8,597,298
22,267	Tengasco, Inc. (a)	15,587
216,500	TransGlobe Energy Corporation (a)	946,105
199,300	Union Drilling, Inc. (a)	3,077,192
790,000	VAALCO Energy, Inc. (a)	4,266,000
		53,737,859

Real Estate - 0.63%
230,771	Monmouth Real Estate
	Investment Corporation - Class A	2,026,169
24,200	Tejon Ranch Co. (a)	1,205,644
		3,231,813
Retail - 2.06%
96,100	Factory Card & Party Outlet Corp. (a)	1,133,980
70,000	Haverty Furniture Companies, Inc.	893,200
59,000	MarineMax, Inc. (a)	1,169,970
204,495	PC Mall, Inc. (a)	2,167,647
93,797	Rush Enterprises, Inc. - Class A (a)	1,950,978
93,318	Rush Enterprises, Inc. - Class B (a)	1,795,438
103,400	United Retail Group, Inc. (a)	1,430,022
		10,541,235
Retail - Auto Parts - 1.29%
93,000	LoJack Corp. (a)	1,711,200
147,000	Midas, Inc. (a)	3,211,950
48,000	Monro Muffler Brake, Inc.	1,680,000
		6,603,150
Semiconductor & Related Products - 2.26%
270,200	Actel Corporation (a)	3,955,728
100,493	CyberOptics Corporation (a)	1,320,478
280,100	California Micro Devices Corporation (a)	1,361,286
565,300	Catalyst Semiconductor, Inc. (a)	2,142,487
649,987	FSI International, Inc. (a)	2,762,445
		11,542,424
Software - 4.79%
328,300	Aladdin Knowledge Systems (a)	6,874,602
313,000	American Software, Inc. - Class A	2,754,400
490,800	iPass, Inc. (a)	2,625,780
196,710	Moldflow Corporation (a)	3,001,795
365,000	Packeteer, Inc. (a)	3,467,500
273,100	Ulticom, Inc. (a)	2,335,005
185,800	Vignette Corp. (a)	3,441,016
		24,500,098
Specialty Manufacturing - 10.74%
178,700	AAON, Inc.	4,419,251
87,288	AEP Industries, Inc. (a)	3,714,977
40,700	Ameron International Corporation	2,813,998
396,000	Apogee Enterprises, Inc.	9,535,680
118,000	Coachmen Industries, Inc.	1,220,120
87,600	Columbus Mckinnon Corp., NY (a)	2,168,976
603,800	Flanders Corporation (a)	4,123,954
345,000	Imax Corporation (a)	1,759,500
151,910	Integral Systems, Inc.	3,591,153
238,350	Modtech Holdings, Inc. (a)	667,380
69,491	Northwest Pipe Company (a)	2,484,303
157,000	Olympic Steel, Inc.	5,224,960
62,500	Printronix, Inc.	843,750
189,500	RF Monolithics, Inc. (a)	941,815
400,000	Spartan Motors, Inc.	11,392,000
		54,901,817

The accompanying notes to financial statements are an integral part of this schedule

Schedule of Investments Continued	April 30, 2007 (Unaudited)

Technology - 0.66%
485,000	Ceragon Networks Ltd. (a)	3,365,900

Telecommunications - 9.18%
50,000	Comtech Group Inc. (a)	882,000
200,000	Digi International, Inc. (a)	2,550,000
300,000	Ditech Networks, Inc. (a)	2,610,000
339,600	EFJ, Inc. (a)	1,969,680
313,000	Gilat Satellite Networks Ltd. (a)	2,854,560
312,200	Globecomm Systems Inc. (a)	4,180,358
350,000	Harmonic, Inc. (a)	2,894,500
200,000	Harris Stratex Networks, Inc. (a)	3,988,000
100,000	Inter-Tel, Incorporated	2,522,000
375,100	Intervoice, Inc. (a)	2,385,636
200,000	Oplink Communications, Inc. (a)	3,314,000
40,500	Preformed Line Products Company	1,709,100
300,000	RADVision Ltd. (a)	6,633,000
220,700	Radyne ComStream, Inc. (a)	1,920,090
115,700	Seachange International, Inc. (a)	995,020
542,085	TeleCommunication
	Systems, Inc. - Class A (a)	2,184,602
993,700	The Management Network Group, Inc. (a).	1,888,030
542,000	Westell Technologies, Inc. - Class A (a)	1,436,300
		46,916,876
Transportation - 3.84%
159,000	Dynamex, Inc. (a)	4,173,750
1,300,000	Grupo TMM S.A. ADR (a)	3,822,000
100,000	Quintana Maritime Ltd	1,613,000
300,000	StealthGas, Inc.	4,770,000
157,500	USA Truck, Inc. (a)	2,450,700
139,070	Vitran Corporation, Inc. (a)	2,785,572
		19,615,022

TOTAL COMMON STOCKS
	(Cost $361,820,319)	$471,767,085

Principal
Amount	SHORT TERM INVESTMENTS - 8.93%	Value

	Commercial Paper - 3.91%
$20,000,000	Prudential Funding Corporation, 5.072%,
	5/11/2007	$19,971,878

	Discount Note - 3.46%#
17,704,000	Federal Home Loan Bank
	Discount Note, 4.906%,
	5/01/2007	17,704,000

	Variable Rate Demand Note - 1.56% #
6,103,798	American Family Demand Note,
	4.595%, 12/31/2031	6,103,798
$1,874,576	Wisconsin Corporate Central
	Credit Union Demand Note,
	4.869%, 12/31/2031	1,874,576
		7,978,374

TOTAL SHORT TERM INVESTMENTS
	(Cost $45,654,252)	$45,654,252

TOTAL INVESTMENTS
	(Cost $407,474,571) - 101.19%	$517,421,337

Percentages are stated as a percent of net assets
ADR American Depository Receipt.
(a) Non Income Producing Security.
# Variable rate demand notes are considered short-term obligations and are payable on demand.Interest rates change periodically on specified dates. The rates shown are as of April 30, 2007.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations

For the Six Months Ended April 30, 2007 (Unaudited)
Investment Income:
Dividend income	$1,424,172
Interest income	845,076
Total investment income	2,269,248

Expenses:
Investment advisory fee	2,426,911
Shareholder servicing	412,793
Administration fee	69,637
Printing & mailing expenses	48,727
Fund accounting expenses	36,256
Audit fees	25,390
Federal & state registration fees	24,281
Custodian fees	22,959
Legal fees	15,642
Directors’ fees & expenses	15,044
Payroll expense **	12,948
Other expense	8,070
Total expenses	3,118,658

Net investment loss	(849,410)
Realized and Unrealized Gain on Investments:
Realized gain on investments	38,074,291
Change in unrealized appreciation on investments	21,515,369
Net realized and unrealized gain on investments	59,589,660
Net Increase in Net Assets Resulting from Operations	$58,740,250

** Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights

For a Fund share outstanding throughout the period

	For the Six Months	For the Years Ended October 31,
	Ended April 30, 2007	2006	2005	2004	2003	2002
	(Unaudited)

Net asset value, beginning of period	$32.32	$29.75	$24.46	$22.82	$14.02	$13.86
Income (loss) from investment operations:
Net investment loss	(0.05)[2]	(0.03)[2]	(0.16)[2]	(0.21)[2]	(0.05)[2]	(0.05)[2]
Net realized and unrealized gain on investments	3.88	4.05	6.04	2.65	9.16	0.21
Total from investment operations	3.83	4.02	5.88	2.44	9.00	0.05
Less dividends and distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from net realized gains	(3.05)	(1.46)	(0.60)	(0.83)	(0.23)	(0.11)
Total dividends and distributions	(3.05)	(1.46)	(0.60)	(0.83)	(0.23)	(0.11)
Redemption fees	- [2,5]	0.01 [2]	0.01 [2]	0.03 [2]	0.03 [2]	0.22 [2]
Net asset value, end of period	$33.10	$32.32	$29.75	$24.46	$22.82	$14.02
Total return[1]	18.02%	14.04%	24.41%	10.92%	65.30%	1.93%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$511,337	$492,582	$424,466	$192,884	$131,279	$14,402
Ratio of net expenses to average net assets:	1.29%[3]	1.29%	1.29%	1.25%	1.44%	1.60%
Ratio of net investment loss to average net assets:	(0.35%)[3]	(0.11%)	(0.59%)	(0.90%)	(0.90%)	(1.00%)
Portfolio turnover rate	9.0%	26.1%	24.1%	30.2%	32.0%	118.0%

1 Total return reflects reinvested dividends but does not reflect the impact of taxes.
2 Net Investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
3 Annualized 4 Not Annualized 5 Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Changes in Net Assets

For the Six Months Ended		For the Year Ended
	April 30, 2007	October 31, 2006
	(Unaudited)
Operations:
Net investment loss	$(849,410)	$(577,147)
Net realized gain on investments	38,074,291	46,682,788
Net increase in unrealized appreciation on investments	21,515,369	18,335,530
Net increase in net assets resulting from operations	58,740,250	64,441,171

Dividends and Distributions to Shareholders:
Net investment income	-	-
Net realized gains	(46,281,668)	(23,802,991)
Total dividends and distributions	(46,281,668)	(23,802,991)

Capital Share Transactions:
Proceeds from shares issued
(1,772,341 and 7,846,935 shares, respectively)	55,388,046	243,384,284
Cost of shares redeemed
(2,901,587 and 7,605,294 shares, respectively)	(89,623,734)	(237,559,859)
Reinvestment of distributions
(1,340,203 and 731,534 shares, respectively)	40,527,738	21,477,829
Redemption fees	4,303	176,093
Net increase in net assets from capital share transactions	6,296,353	27,478,347

Total Increase in Net Assets	18,754,935	68,116,527

Net Assets
Beginning of the Period	492,582,396	424,465,869
End of the Period (including undistributed net investment loss of
$849,410 and $0, respectively)	$511,337,331	$492,582,396

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

April 30, 2007 (Unaudited)
Assets:
Investments at fair value (cost $407,474,571)	$517,421,337
Dividends and interest receivable	44,454
Receivable for investments sold	1,917,100
Receivable for fund shares issued	1,012,455
Prepaid Expenses	33,521
Total Assets	520,428,867
Liabilities:
Payable for investments purchased	6,341,131
Payable for fund shares purchased	2,067,904
Payable to Advisor	414,048
Accrued expenses and other liabilities	268,453
Total Liabilities	9,091,536
Net Assets	$511,337,331
Net Assets Consist of:
Capital stock	$367,397,348
Accumulated net investment loss	(849,410)
Accumulated undistributed net realized gain on investments sold	34,842,627
Net unrealized appreciation on investments	109,946,766
Total Net Assets	$511,337,331
Capital shares issued and outstanding, $0.01 par value, 40,000,000 shares authorized	15,449,538
Net asset value price per share	$33.10

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

April 30, 2007 (Unaudited)

The Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies
a.
Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price.  Securities traded over-the-counter are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Fund.  Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Fund has reclassified its investment loss for the year ended October 31, 2006 by increasing net investment income by $577,147 and decreasing realized gains by $577,147.

2.    Investment Advisory Agreement
The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily net assets of the Fund.  At April 30, 2007, the Fund had fees due PCM of $414,048.  For the six months ended April 30, 2007, the Fund incurred advisory fees of $2,426,911 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

The investment advisory agreement requires PCM to reimburse the Fund in the event the Fund’s expenses, as a percentage of the average net asset value, exceed the most restrictive percentage, as these terms are defined.  The most restrictive percentage for the six months ended April 30, 2007 was 1.75%.  For the six months ended April 30, 2007, no expenses were required to be reimbursed by PCM.

3.	Investment Transactions
Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2007 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$ _	$33,984,827	$ _	$83,660,691

At October 31, 2006, the Fund had no capital loss carry forwards.

At October 31, 2006, the components of capital on a tax basis were as follows:

Cost of Investments	$403,945,399
Gross unrealized appreciation	$120,377,758
Gross unrealized depreciation	(31,946,361)
Net unrealized appreciation	$88,431,397
Undistributed net investment loss	$(9,363,873)
Undistributed capital gains	52,413,876
Total undistributed earnings	$43,050,003

The tax character of distributioms paid during the years ended October 31, 2006 and 2005 were as follows:
	Year Ended	Year Ended
	October 31, 2006	October 31, 2005

Ordinary Income	$-	$-

Long Term Capital Gain	23,802,991	5,489,974

On November 15, 2006, the Board of Directors of the Fund declared a net realized gain distribution of $3.06 per share.

4.     New Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board the (“FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements
(“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles in the United States of America, and expands disclosures about fair value measurements.  SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  At this time, management is evaluating the implications of SFAS 157 and its impact in the financial statements has not yet been determined.

In July 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required as of the date of the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years, as of the effective date.  At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

Expense Example

April 30, 2007 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2006 – April 30, 2007).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/06	4/30/07	11/1/06 – 4/30/07[1]

Actual	$1,000.00	$1,127.60	$6.81
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.46

1 Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Advisory Agreement

Approval of renewal of investment advisory agreements

On December 1, 2006 the Directors of the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund (collectively, the “Funds”) approved the renewal of the Funds’ Investment Advisory Agreements (the “Agreements”) with Perritt Capital Management, Inc. (“PCM”).  The information, material factors and conclusions respecting the approval of the renewed Agreements are described below.

1.	Information Received
Throughout the year, the Directors receive a wide variety of materials relating to the services provided to the Funds by PCM.  The information includes, but is not limited to, the Funds’ performance, portfolio holdings, purchases and sales, redemption fees and expenses and portfolio trading practices.  This information is provided on a quarterly basis.  The Directors also receive a weekly report on inflows/outflows and asset levels for each Fund.  The Directors have also received a detailed analysis comparing the Funds to comparable peer group funds (including comparisons to advisory fees charged by PCM to its privately managed accounts), and to the Russell 2000® Index and the MSCI® U.S. Micro Cap Index.  The Directors have received information regarding PCM’s personnel providing investment management, administration and compliance.

The Directors did not identify any single factor that led to the recommendation to renew the Agreements but rather considered the overall service, performance and costs associated with PCM  as advisor to the Funds.  The following is a description of a number of factors considered.

2.	Nature, extent and quality of service
The Directors considered the personnel of PCM responsible for the investment, administrative and regulatory processes of the Funds.  They noted that PCM has added additional staff and continues to upgrade systems to assist staff in their duties.  Since the elimination of soft dollar agreements, PCM has lowered commission costs.  All research costs (personnel and systems) are borne by the advisor.  PCM monitors the Funds’ third party service providers.

3.	Investment performance
The Directors considered whether the funds operated within their stated investment philosophy and objectives and the Funds’ compliance with their investment restrictions.  The Directors reviewed the investment performance of each of the Funds and compared its performance to that of the Russell 2000® Index, the MSCI® U.S. Micro Cap Index and the Lipper Small-Cap Core Fund Index. The Directors noted that although the Perritt MicroCap Opportunities fund has lagged its benchmarks for the past year, it is still ahead of the indexes for the 3, 5 and 10 year periods.  The Perritt Emerging Opportunities Fund has outperformed its peer group and benchmarks for the past year as well as since inception.  Based on these comparisons the Directors determined that PCM’s performance in managing the Funds would indicate that its continued management would benefit the Funds and their shareholders.

Advisory Agreement Continued

4.	Advisory fees and expenses

The Directors compared the advisory fees and expenses of the Funds to their peer groups.  The fees and expenses of the Perritt MicroCap Opportunities Fund were below the median of its peer group.  The fees and expenses for the Perritt Emerging Opportunities Fund were below the median for its peer group.  This is an improvement over last year when the Emerging Opportunities Fund experienced higher costs associated with start up expenses and lower asset levels.  The Directors concluded that the fees charged by PCM were fair to the Funds and their shareholders.

The Directors also reviewed the fees charged to PCM’s privately managed accounts and while the fees were, in some cases, lower than the fees charged to the Funds, the differences appropriately reflected PCM’s greater responsibilities and scope of service provided to the Funds.

5.	Adviser costs and level of profit

The Directors reviewed the non-advisory fee costs incurred by the Perritt MicroCap Opportunities Fund and noted that they were significantly below the costs of its peer group.  The non-advisory fee costs of the Perritt Emerging Opportunities Fund were also well below the median for its peer group.  PCM has continued additions to personnel staffing in the areas of compliance and marketing.  The Perritt MicroCap Fund was closed to new investors, with certain exceptions, in December 2005 and was  reopened in December 2006.  The reopening was due to net outflows which brought asset levels below the amount that PCM could effectively manage.  Also, with lower asset levels the costs associated with managing the fund would begin to increase the expense ratio.

6.	Additional benefits
The Directors reviewed PCM’s trading practices, noting that PCM receives the benefit of research provided by the broker-dealers who execute the Funds’ portfolio transactions.  The research does not generate any soft dollar benefit to PCM, as PCM eliminated all soft dollar arrangements several years ago.  Also, with no soft dollar agreements, PCM is able to lower commission costs relative to the Funds’ portfolio transactions.

7.	Conclusions

The Directors determined that the nature, extent and quality of service provided to the Funds were excellent and that the factors considered favored a renewal of the advisory agreements between PCM and the Funds.  The Directors concluded that the Funds’ advisory fees in terms of cost of services provided were fair and reasonable and as compared to the cost of services of their peer groups.  In conclusion, the Directors determined that the Funds received reasonable value in return for those fees and that it would be in the best interest of the Funds and their shareholders to renew the agreements.

The Perritt Emerging Opportunities Fund posted a 15.75 percent return during the six months ended April 30, 2007.  During the same period, the Fund’s benchmark MSCI MicroCap Index posted a return of 7.73 percent.  In addition, the Russell 2000 Index posted a return of 6.86 percent during that six month period. The Fund’s complete performance results can be viewed on page 20 of this report.  We have included both the MSCI MicroCap Index and the Russell 2000 Index to compare performance of the Fund to the micro-cap and small-cap segments of the market.

There are several reasons the Fund’s return exceeded that of its benchmark during the last six months. First, the Fund’s sector allocations differed from those of the benchmark.  Second, several of our companies received buyout offers, which drove their share prices higher. Finally, a number of our portfolio stocks performed exceptionally well during the period.

The Fund’s investment strategy is to invest the bulk of Fund assets in the stocks of very small companies. These companies generally have very little following among investment analysts and institutional investors.  I refer to these investments as “undiscovered gems.”  The best thing about these undiscovered micro-cap stocks is that they have the potential to provide strong returns.  However, investors must turn over plenty of stones to find them.  We apply stock screening techniques and rely on a network of investment professionals to uncover potential investments.   We meet with more than 200 corporate management teams in our Chicago offices annually in the search for appropriate fund investments.  We certainly have had no trouble finding gems lately.  Four of our stocks in the portfolio more than doubled during the last six months: AreoCentury (ACY), Force Protection (FRPT), IA Global (IAO) and MED-TOX Scientific (MTOX).  In fact, IA Global actually increased more than three-fold during that period. Another eight issues in the portfolio gained more than 50 percent in the past six months.  With nearly 5000 companies in our universe, we believe there should always be attractive investments.  However, given the strong returns in the small- and micro-cap markets (as measured by the Russell 2000 Index) recently, stock valuations are not as attractive as they have been.  As a result, we have become more selective when adding new investments in the Fund. The trick, as I said before, is to turn over enough stones and do enough homework to find them.

During the past six months, we sold 18 positions from the portfolio.  Five issues were sold due to buyout offers:  Corillian was bought by Checkfree, MetaSolv was bought by Oracle and Zevex International was purchased by Moog.  The other two buyouts, Image Entertainment and Synagro Technologies, were purchased by private equity firms. We sold seven issues due to lofty valuations.  The remaining six issues were sold due to poor operating results. As of April 30, 2007, the Fund’s portfolio contained the common stocks of 155 companies.  The Fund’s largest holdings and detailed description can be found on page 21 of this report.  Based on our earnings estimates, the Fund’s portfolio is trading at slightly more than 18 times 2007 earnings and less than 14 times 2008 earnings.  The average stock in the portfolio is priced at 1.0 times revenue and the median market capitalization is approximately $75 million. The Fund’s portfolio contained more than 18 percent in cash equivalents. The larger than normal cash position is the result of significant inflow during the past few months. The Fund’s assets have grown from $72 million at the end of October, 2006 to more than $106 million as of April 30, 2007. Given the illiquid nature of micro-cap stocks and our value discipline, it takes several weeks and sometimes months to get the cash invested prudently.  We hope to become more fully invested within the next few months.

As a result of the asset growth, we expect the Fund’s expense ratio to decline in the future.  Should Fund assets remain at or above the current level, we expect to report a lower expense ratio when the Fund closes its fiscal year October 31.  If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800)331-8936 or visit our new web site at  www.perrittmutualfunds.com.

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.
Micro-cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies.  Generally, the share prices of micro-cap company stocks are more volatile than those of larger companies.

The price to sales ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.  The price to earnings (P/E) ratio reflects the multiple of earnings at which a stock sells.  The price to book (P/B) ratio compares a stock’s market value to the value of total assets less total liabilities.

Performance	April 30, 2007 (Unaudited)

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative Total Returns ** Periods ended April 30, 2007 (Unaudited)

	Past Six Months	Past 1 Year	Since Inception
Perritt Emerging Opportunities Fund	15.75%	13.79%	69.48%
Russell 2000® Index	6.86%	7.83%	52.39%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	7.73%	4.40%	48.37%
(reflects no deduction for fees and expenses)
CPI	2.42%	2.57%	9.07%

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Average Annual Returns ** Periods ended April 30, 2007 (Unaudited)

	Past Six Months	Past 1 Year	Since Inception
Perritt Emerging Opportunities Fund	15.75%	13.79%	21.88%
Russell 2000® Index	6.86%	7.83%	17.06%
(reflects no deduction for fees and expenses)
MSCI® U.S. MicroCap Index	7.73%	4.40%	15.88%
(reflects no deduction for fees and expenses)
CPI	2.42%	2.57%	3.31%

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which currently reflects a popular measure of the stock performance of small companies, and the MSCI® U.S. MicroCap Index, which targets for inclusion the bottom 1.5% of the U.S. Equity Market Capitalization. CPI is the rate of inflation as measured by the government’s consumer price index.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 27, 2004) through April 30, 2007.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

**The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings

North American Galvanizing & Coatings, Inc.
(NGA) engages in the hot dip galvanizing and coatings for corrosion protection of fabricated steel products in the United States. It offers various services, including centrifuge galvanizing for small threaded products, sandblasting, chromate quenching, polymeric coatings, and proprietary coating application systems for polyurethane protective linings and coatings over galvanized surfaces.

Carriage Services, Inc. (CSV) provides death care services and merchandise in the United States. It provides burial and cremation services, including consultation, the removal and preparation of remains, the sale of caskets and related funeral merchandise, the use of funeral home facilities for visitation and worship, and transportation services

MEDTOX Scientific, Inc. (MTOX) provides forensic and clinical laboratory services, and manufactures diagnostic devices.The company operates in two segments, Laboratory Services and Product Sales. The Laboratory Services segment offers workplace drug testing services. The Product Sales segment manufactures and distributes point-of-collection testing disposable diagnostic devices.

Hurco Companies, Inc. (HURC) engages in the design and manufacture of computer control systems, software, and computerized machine tools for the metal cutting and metal forming industry. Its products include general purpose computerized machine tools primarily vertical machining centers and turning centers.

MFRI, Inc. (MFRI) engages in the manufacture and sale of filtration products, piping systems, and industrial process cooling equipment. The Filtration Products segment manufactures a range of filter elements for air filtration and particulate collection systems. The Piping System segment manufactures specialty piping systems and leak detection and location systems. The Industrial Process Cooling Equipment segment manufactures liquid chillers, mold temperature controllers, cooling towers, and plant circulating systems in industrial applications.

Universal Stainless & Alloy Products, Inc. (USAP)
engages in the manufacture and marketing of semi-finished and finished specialty steel products, including stainless steel, tool steel, and other alloyed steels in the United States. It involves in melting, remelting, heat treating, hot and cold rolling, machining, and cold drawing of semi-finished and finished specialty steels.

CECO Environmental Corp (CECE) provides air pol-
lution control products and services. It engineers, designs, builds, and installs systems that capture, clean, and destroy contaminants from industrial facilities, as well as equipment that controls emissions from such facilities. It operates in four divisions: Contracting, Equipment, Components/Parts, and Engineering/Design.

ACR Group, Inc. (BRR) engages in the wholesale distribution of heating, ventilation, and air conditioning (HVAC) equipment and supplies in North America. It sells its products to dealers and contractors who install and service residential and light commercial HVAC systems, as well as to commercial and institutional end-users that employ HVAC service technicians.

US Home Systems, Inc. (USHS) engages in the manufacture or procurement, design, sale, and installation of specialty home improvement products, as well as offers consumer financing services in the United States. Its product lines include kitchen refacing products, such as cabinet doors, drawers, drawer fronts, drawer boxes, matching valances, molding, add-on or replacement cabinets, space organizers, lazy susans, and slide-out shelving; and bathroom refacing products, including acrylic tub liners and wall surrounds, vanity cabinetry refacing and replacement vanity cabinets, bowls, faucets, commodes, and shower doors.

Meadow Valley Corp. (MVCO) through its subsidiaries, operates in the construction industry in the United States. It operates in three segments: Construction Services, Construction Materials, and Construction Materials Testing.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Net Assets	April 30, 2007 (Unaudited)

Schedule of Investments	April 30, 2007 (Unaudited)

Shares	COMMON STOCKS – 82.81%	Value
Air Transport - 0.61%
48,000	AeroCentury Corp. (a)	$655,200
Auto/Truck Parts & Equipment - 1.96%
100,000	Exide Technologies (a)	941,000
90,136	Proliance International, Inc. (a)	331,701
114,500	Wonder Auto Technology, Inc. (a)	812,950
		2,085,651
Biotechnology - 0.99%
149,500	Commonwealth Biotechnologies, Inc. (a)	310,960
200,000	Isoray, Inc. (a)	744,000
		1,054,960
Building Materials - 3.98%
100,000	Goldfield Corp. (a)	111,000
81,000	Meadow Valley Corporation (a)	1,085,400
67,300	MFRI, Inc. (a)	1,257,164
54,000	Ready Mix, Inc. (a)	675,000
80,500	US Home Systems, Inc. (a)	1,115,730
		4,244,294
Business Services - 5.92%
1,600,654	BrandPartners Group, Inc. (a)	120,049
82,000	Clearpoint Business Resources, Inc. (a)	464,120
109,500	Fortune Industries, Inc. (a)	455,829
132,100	Global Traffic Network, Inc. (a)	841,477
93,000	GP Strategies Corporation (a)	890,940
305,971	Newtek Business Services, Inc. (a)	621,121
70,000	PacificNet, Inc. (a)	289,100
55,000	Perceptron, Inc. (a)	493,900
80,000	Questar Assessment, Inc. (a)	346,400
67,000	RCM Technologies, Inc. (a)	495,800
48,500	Rentrak Corporation (a)	691,610
60,000	Willdan Group, Inc. (a)	599,400
		6,309,746
Chemical and Related Products - 1.73%
100,000	Flexible Solutions R (a)
	(Acquired 4/13/05, Cost $375,000)	360,000
93,500	Flexible Solutions International, Inc. (a)	336,600
83,973	KMG Chemicals, Inc.	981,644
60,000	TOR Minerals International, Inc. (a)	169,800
		1,848,044
Communications Equipment - 0.60%
40,670	Allied Motion Technologies, Inc. (a)	247,680
45,000	Ditech Networks, Inc. (a)	391,500
		639,180
Computers & Electronics - 5.68%
171,500	ADDvantage Technologies Group, Inc. (a)	720,300
204,881	American Technology Corp. (a)	719,132
80,256	Astrata Group, Inc. R (a)
	(Acquired 4/26/05 and 1/29/07, Cost $210,000)	108,346
85,000	Astrata Group, Inc. (a)	114,750
46,800	Comarco, Inc	304,668
51,000	Cyberoptics Corp. (a)	670,140
90,000	Napco Security Systems, Inc. (a)	537,300
74,000	Overland Storage, Inc. (a)	276,020
31,000	Rimage Corp. (a)	853,430
360,000	Socket Communications, Inc. (a)	352,368
55,000	Spectrum Control, Inc. (a)	749,100
37,550	Williams Controls, Inc. (a)	644,733
		6,050,287
Consumer Products - Distributing - 2.47%
234,000	ACR Group, Inc. (a)	1,123,200
65,000	Collegiate Pacific, Inc.	552,500
137,300	KSW, Inc.	961,100
		2,636,800
Consumer Products - Manufacturing - 3.61%
50,837	EMAK Worldwide, Inc. (a)	246,051
139,800	Emerson Radio Corp. (a)	440,370
50,500	Flexsteel Industries, Inc	745,380
52,100	Hauppauge Digital, Inc. (a)	323,020
155,000	International Absorbents, Inc. (a)	550,250
25,000	Matrixx Initiatives, Inc. (a)	450,000
46,000	Motorcar Parts of America, Inc. (a)	597,540
39,000	Tandy Brands Accessories, Inc.	494,520
		3,847,131
Consumer Services - 0.46%
50,000	Pacific Internet Ltd. (a)	493,500
Electronic Equipment & Instruments - 2.46%
25,300	Espey Manufacturing & Electronics Corp	526,240
45,000	Frequency Electronics, Inc.	492,750
35,500	LOUD Technologies, Inc. (a)	309,205
40,000	OI Corporation	516,000
162,300	Universal Power Group, Inc. (a)	775,794
		2,619,989
Energy & Related Services - 1.04%
120,000	Deli Solar R (a) (Acquired 3/15/05
	and 10/31/05, Cost $441,000)	252,000
60,000	Mitcham Industries, Inc. (a)	851,400
		1,103,400
Environmental Services - 3.04%
80,000	CECO Environmental Corp.(a)	1,124,000
75,000	Metalico, Inc. (a)	503,250
360,000	PDG Environmental, Inc. (a)	313,200
172,689	Perma-Fix Environmental Services (a)	466,260
422,766	TurboSonic Technologies, Inc. (a)	486,181
73,000	Versar, Inc. (a)	351,130
		3,244,021
Financial Services - 0.47%
40,000	Nicholas Financial, Inc. (a)	497,200
Food - 2.39%
164,500	Armanino Foods Distinction, Inc.	133,245
100,000	Inventure Group, Inc. (a)	280,000
35,000	John B. Sanfilippo & Son, Inc. (a)	470,750
70,000	Monterey Gourmet Foods, Inc. (a)	284,900
265,000	New Dragon Asia Corp. (a)	363,050
107,500	Overhill Farms, Inc. (a)	669,725
50,000	Willamette Valley Vineyard, Inc. (a)	349,500
		2,551,170
Industry Machinery - 0.97%
100,000	Basin Water, Inc. (a)	660,000
25,000	Met Pro Corp	377,750
		1,037,750
Insurance - 0.42%
53,000	CRM Holdings Ltd. (a)	445,200

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2007 (Unaudited)

Leisure - 3.77%
60,000	Century Casinos, Inc. (a)	502,800
130,000	Cybex International, Inc. (a)	859,300
185,000	Envoy Capital Group, Inc. (a)	588,300
1,234,000	IA Global, Inc. (a)	740,400
42,500	Red Lion Hotels Corporation (a)	541,875
130,000	Silverleaf Resorts, Inc. (a)	648,700
97,684	Utix Group, Inc. (a)(b)	131,874
		4,013,249
Management Consulting Services - 1.93%
115,000	SM&A (a)	854,450
55,000	TechTeam Global, Inc. (a)	739,750
52,000	Tier Technologies, Inc. (a)	460,200
		2,054,400
Medical Supplies & Services - 12.19%
78,000	Allied Healthcare Products, Inc. (a)	526,500
58,000	American Medical Alert Corp. (a)	382,220
39,600	Birner Dental Management Services, Inc.	930,996
220,000	CardioTech International, Inc. (a)	330,000
180,900	Carriage Services, Inc. (a)	1,477,953
193,000	Health Fitness Corp. (a)	501,800
500,000	Hearusa, Inc. (a)	955,000
60,000	IRIDEX Corporation (a)	424,800
55,500	MEDTOX Scientific, Inc. (a)	1,335,330
127,800	Memry Corp. (a)	274,770
150,000	Microtek Medical Holdings, Inc. (a)	766,500
35,050	National Dentex Corporation (a)	484,742
58,000	Pediatric Services of America, Inc. (a)	925,680
233,000	Pharsight Corp. (a)	407,750
250,000	PHC, Inc. - Class A (a)	787,500
62,000	Rockwell Medical Technologies, Inc. (a)	403,620
41,446	Span-America Medical Systems, Inc	866,221
168,400	VIVUS, Inc. (a)	905,992
64,500	Zareba Systems, Inc. (a)	306,375
		12,993,749
Military Equipment - 0.51%
25,000	Force Protection, Inc. (a)	542,500

Minerals and Resources - 1.88%
405,000	Golden Odyssey Mining Inc. (a)	101,250
57,700	New Gold, Inc. (a)	424,095
100,000	Uranium Resources, Inc. (a)	977,000
57,000	Vista Gold Corp. (a)	504,450
		2,006,795
Motion Pictures- 0.30%
60,150	Ballantyne Omaha, Inc. (a)	318,795

Oil & Gas - 1.35%
50,000	CE Franklin Ltd. (a)	513,500
300,000	Far East Energy Corp.R (a) (Acquired
	12/31/04 and 10/31/05, Cost $275,000)	273,000
41,000	Teton Energy Corp. (a)	179,580
47,250	TGC Industries, Inc. (a)	474,863
		1,440,943
Retail - 4.34%
41,000	Cost-U-Less, Inc. (a)	380,890
42,000	Factory Card & Party Outlet Corp. (a)	495,600
64,500	GTSI Corp. (a)	745,620
90,000	Hastings Entertainment, Inc. (a)	628,200
60,000	LJ International, Inc. (a)	588,000
152,200	Man Sang Holdings, Inc. (a)	946,684
91,000	Shoe Pavilion, Inc. (a)	463,190
169,900	Varsity Group, Inc. (a)	214,074
295,000	Western Power & Equipment Corp. (a)	162,250
		4,624,508
Semiconductor Related Products - 2.65%
85,000	AXT, Inc. (a)	340,850
63,000	Cascade Microtech, Inc. (a)	819,000
130,000	Catalyst Semiconductor, Inc. (a)	492,700
75,000	FSI International, Inc. (a)	318,750
106,425	Sparton Corporation (a)	847,143
		2,818,443
Software - 3.43%
97,000	American Software, Inc. - Class A	853,600
196,082	ARI Network Services, Inc. (a)	390,174
429,740	CTI Group Holdings, Inc.. (a)	201,978
200,000	Evolving Systems, Inc. (a)	460,000
747,200	Stockgroup Information Systems, Inc. (a)	904,112
46,000	Versant Corp. (a)	844,560
		3,654,424

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2007 (Unaudited)

Specialty Manufacturing - 8.22%
139,200	Baldwin Technology Co., Inc. - Class A (a)	772,560
70,000	Core Molding Technologies, Inc. (a)	581,700
356,200	Electric & Gas Technology, Inc. (a)	97,955
52,100	Hawk Corporation - Class A (a)	534,025
29,000	Hurco Companies, Inc. (a)	1,279,190
47,000	LMI Aerospace, Inc. (a)	914,620
60,000	Modtech Holdings, Inc. (a)	168,000
35,000	Nobility Homes, Inc.	736,750
152,000	North American Galvanizing & Coatings, Inc. (a).	1,594,480
57,000	RF Monolithics, Inc. (a)	283,290
28,000	Universal Stainless & Alloy Products, Inc. (a)	1,247,120
80,000	Veri-Tek International Corp. (a)	555,200
		8,764,890
Technology - 0.81%
125,000	Ceregon Networks Ltd. (a)	867,500

Telecommunications - 2.63%
51,000	EFJ, Inc. (a)	295,800
64,000	Globecomm Systems, Inc. (a)	856,960
40,000	Micronetics, Inc. (a)	326,000
38,000	Radyne ComStream, Inc. (a)	330,600
102,000	RELM Wireless Corporation (a)	393,720
130,000	TeleCommunication Systems, Inc.- Class A (a)	523,900
29,635	TII Network Technologies, Inc. (a)	71,420
		2,798,400
TOTAL COMMON STOCKS (Cost $73,980,780)	$88,262,119
Shares	WARRANTS -0.00%
60,000	Astrata Warrants, Strike Price $3.50,
Expiring 04/15/2010 R(a)
	(Acquired 4/26/05, Cost $0)	$-
100,000	Flexible Solutions Warrants, Strike Price $4.50,
Expiring 4/08/2009 R (a)
	(Acquired 4/13/05, Cost $0)	-
TOTAL WARRANTS (Cost $0)		$-

Principal Amount	CORPORATE BONDS - 0.23% (a)	Value

Real Estate - 0.23%
$ 250,000	Monmouth Capital Corporation, R
	8.00%, 03/30/2015	$250,000

TOTAL CORPORATE BONDS (Cost $250,000)		$250,000

SHORT TERM INVESTMENTS - 18.33%
Commercial Paper - 4.68%
$ 5,000,000	Prudential Funding, 5.07%, 5/11/2007	$4,992,956
Discount Notes - 8.68%
9,251,000	Federal Home Loan Bank Discount Note,
	4.91%, 5/1/2007	9,251,000
Variable Rate Demand Notes - 4.97% #
5,000,000	American Express Credit Demand Note,	4,993,647
	5.23%, 5/10/2007
216,189	American Family Demand Note,
	4.60%, 12/31/2031	216,189
$ 83,072	Wisconsin Corporate Central Credit Union
	Demand Note, 4.87%, 12/31/2031	83,072
		5,292,908

TOTAL SHORT TERM INVESTMENTS
	(Cost $19,536,864)	$19,536,864

TOTAL INVESTMENTS		$108,048,983
	(Cost $93,767,644) - 101.37%

Percentages are stated as a percent of net assets
(a) Non Income Producing Security.
(b) Affiliated issuer. See Note 6 to the Financial Statements.
R Restricted under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
   At April 30, 2007, the value of restricted securities amounted to $1,242,346 or 1.17% of total net assets.

#Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of April 30, 2007.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations

For the Six Months Ended April 30, 2007 (Unaudited)
Investment Income:
Dividend Income
Unaffliated Issuers	$142,057
Affliated Issuers	-
Interest income	191,741
Total investment income	333,798
Expenses:
Investment advisory fee	498,637
Shareholder servicing	47,082
Fund accounting expenses	18,478
Audit fees	18,153
Federal & state registration fees	17,157
Administration fee	12,765
Payroll expense **	12,729
Directors’ fees & expenses	11,653
Legal fees	11,340
Other expense	10,050
Printing & mailing expenses	9,101
Custodian fees	7,597
Total expenses	674,742

Net investment loss	(340,944)

Realized and Unrealized Gain on Investments:
Realized gain on investments
Unaffilated Issuers	3,504,495
Affliated Issuers	-
Change in unrealized appreciation on investments	8,716,897
Net realized and unrealized gain on investments	12,221,392
Net increase in Net Assets Resulting from Operations	$11,880,448
** Chief Compliance Officer compensation
The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights

For a Fund share outstanding throughout the period
	For the Six Months	For the Year	For the Year	For the Period
	Months Ended April	Ended	Ended	August 27, 2004[1]
	30, 200 (Unaudited)	October 31, 2006	October 31, 2005	through October 31, 2004
Net asset value, beginning of period	$14.35	$11.93	$10.17	$10.00
Income (loss) from investment operations:
Net investment loss	(0.06)[2]	(0.08)[2]	(0.15)[2]	(0.01)[2]
Net realized and unrealized gain on investments	2.19	2.73	1.92	0.15
Total from investment operations	2.13	2.65	1.77	0.14
Less dividends and distributions:
Dividends from net investment income	-	-	-	-
Distributions from net realized gains	(0.76)	(0.24)	(0.01)	-
Total dividends and distributions	(0.76)	(0.24)	(0.01)	-
Redemption fees	- [6,2]	0.01 [2]	- [6,2]	0.03 [2]
Net asset value, end of period	$15.72	$14.35	$11.93	$10.17
Total return[3]	15.75%[4]	22.65%	17.26%	1.70%[4]
Supplemental data and ratios:
Net assets, end of period (in thousands)	$106,592	$72,822	$32,348	$2,996
Ratio of net expenses to average net assets:
Before waiver and reimbursement	1.69%[5]	1.67%	2.22%	17.32%[5]
After waiver and reimbursement	1.69%[5]	1.67%	2.22%	1.95%[5]
Ratio of net investment loss to average net assets:
Before waiver and reimbursement	(0.85%)[5]	(0.55%)	(1.30%)	(16.23%)
After waiver and reimbursement	(0.85%)[5]	(0.55%)	(1.30%)	(0.86%)
Portfolio turnover rate	15.9%	26.7%	64.4%	1.5%

1 Commencement of operations.
2 Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3 Total return reflects reinvested dividends but does not reflect the impact of taxes.
4 Not annualized.
5 Annualized.
6 Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Statements of Changes in Net Assets

For the Six Months Ended For the Year Ended
April 30, 2007 (Unaudited)		October 31, 2006
Operations:
Net investment loss	$(340,944)	$(377,682)
Net realized gain on investments	3,504,495	4,046,975
Net increase in unrealized appreciation on investments	8,716,897	4,814,003
Net increase in net assets resulting from operations	11,880,448	8,483,296
Dividends and Distributions to Shareholders:
Net investment income	-	-
Net realized gains	(3,710,600)	(718,967)
Total dividends and distributions	(3,710,600)	(718,967)
Capital Share Transactions:
Proceeds from shares issued
(2,307,745 and 6,316,049 shares, respectively)	34,364,599	87,222,732
Cost of shares redeemed
(848,164 and 4,007,066 shares, respectively)	(12,036,957)	(55,254,261)
Reinvestment of distributions (243,494 and 56,240 shares, respectively)	3,272,555	700,087
Redemption fees	636	41,311
Net increase in net assets from capital share transactions	25,600,833	32,709,869
Total Increase in Net Assets	33,770,681	40,474,198
Net Assets
Beginning of the Period	72,821,783	32,347,585
End of the Period (including undistributed net investment loss of $2,707,070 and $0, respectively)
	$106,592,464	$72,821,783

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

April 30, 2007 (Unaudited)
Assets:
Investments at fair value
Unaffiliated Issuers (cost $93,666,321)	$107,917,110
Affliated Issuers (cost $101,323)	131,873
Cash	10,000
Dividends and interest receivable	5,777
Receivable for investments sold	231,739
Receivable for fund shares issued	367,642
Prepaid expenses	19,358
Total Assets	108,683,499
Liabilities:
Payable for investments purchased	1,720,473
Payable for fund shares purchased	191,768
Payable to Advisor	102,969
Accrued expenses and other liabilities	75,825
Total Liabilities	2,091,035
Net Assets	$106,592,464
Net Assets Consist of:
Capital stock	$89,196,996
Accumulated net investment loss	(340,944)
Accumulated undistributed net realized gain on investments sold	3,455,073
Net unrealized appreciation on investments	14,281,339
Total Net Assets	$106,592,464

Capital shares issued and outstanding, $0.00001 par value, 100,000,000 shares authorized	6,779,303
Net asset value price per share	$15.72

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

April 30, 2007 (Unaudited)

Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Company”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summaryof Significant Accounting Policies
a.
Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price.  Securities traded over-the-counter are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of the Company.  Cost amounts, as reported on the statement of assets and liabilities and schedule of investments, are the same for federal income tax purposes.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on trade date.  Dividends to shareholders are recorded on the ex-dividend date.

d.
Provision has not been made for federal income tax since the Company has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Company may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Company has reclassified its net investment loss for the year ended October 31, 2006 by increasing net investment income by $377,682 and decreasing realized gains by $377,682.

2.	Investment Advisory Agreement
The Company has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Company are affiliated.  Under the terms of this agreement, the Company pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net  assets in excess of $200 million.  At April 30, 2007, the Company had fees due PCM of $102,969.  For the six months ended April 30, 2007, the Company incurred advisory fees of $498,637 pursuant to the investment advisory agreement.

PCM manages the Company’s investments subject to the supervision of the Company’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Company, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Company and maintaining its organization, will pay the salaries and fees of all officers and directors of the Company (except the Chief Compliance Officer’s Salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Company.

Any reimbursement of expenses by PCM (whether required by state law or voluntary on the part of PCM) shall be made on monthly basis and will be paid to the Company by a reduction in PCM’s advisory fee, subject to later adjustment month by month for the remainder of the Company’s fiscal year if accrued expenses thereafter fall below the expense limitation. There were no cumulative expenses subject to recapture or reimbursement by PCM, pursuant to the aforementioned conditions at April 30, 2007.

3.	Investment Transactions
Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2007 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$ _	$16,933,405	$ _	$11,864,089

At October 31, 2006, the Fund had no capital loss carry forwards.

At October 31, 2006, the components of capital on a tax basis were as follows:

Cost of investments	$67,071,978
Gross unrealized appreciation	$11,977,994
Gross unrealized depreciation	(6,413,652)
Net unrealized appreciation	$5,564,442

Undistributed net investment loss	$(1,343,861)
Undistributed capital gains	5,005,039
Total undistributed earnings	$3,661,178

The tax character of distributions paid during the year ended October 31, 2006 and 2005 were as follows:

	Year Ended	Year Ended
	October 31,2006	October 31,2005
Ordinary Income	$685,744	$3,035
Long Term Capital Gain.	33,223	-

Notes to Financial Statements

On November 15, 2006, the Board of Directors of the Company declared a net realized gain distribution of $0.76 per share.

4.	Restricted Securities
The Company owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Company after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Company has the right to include these securities in such registration, generally without cost to the Company.  The Company has no right to require registration of unregistered securities.  At April 30, 2007, the Company held restricted securities with an aggregate market value of $1,242,346 representing 1.17% of total net assets of the Company.

5.	New Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board the (“FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America, and expands disclosures about fair value measurements.  SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  At this time, management is evaluating the implications of SFAS 157 and its impact in the financial statements has not yet been determined.

In July 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”).
FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required as of the date of the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. and is to be applied to all open tax years, as of the effective date.  At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

6.	Transactions With Affiliates
The following issuer is affiliated with the Company; that is the Company held 5% or more of the outstanding voting securities at April 30, 2007. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuer is:

Issuer Name	UTIX Group, Inc.
Share Balance at November 1, 2006	-
Additions	97,684
Reductions	-
Share Balance at April 30, 2007	97,684
Dividend Income	-
Value at April 30, 2007	131,873

Expense Example

April 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2006 – April 30, 2007).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/06	4/30/07	11/1/06 – 4/30/07[1]

Actual	$1,000.00	$1,157.50	$9.04
Hypothetical (5% return before expenses)	1,000.00	1,016.41	8.45

1 Expenses are equal to the Fund’s annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Directors
and Officers

Perritt
MicroCap
Opportunities
Fund
&
Perritt
Emerging
Opportunities
Fund

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc. “Inside” directors are officers of Perritt Capital Management. The Board of Directors elects the Funds’ officers, who are listed below. The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Independent Directors

Dianne C. Click, 44
MicroCap - Indefinite Term
11 years of service
Emerging - Indefinite Term
2 years of service
Ms. Click is a licensed Real Estate Broker in the State of Montana. She has owned her own real estate sales company, Bozeman Broker Group, since April 2004. She has been licensed in the state of Montana since 1995. Prior to her real estate business, she was a marketing consultant to financial management companies.

David S. Maglich, 50
MicroCap - Indefinite Term
18 years of service
Emerging - Indefinite Term
2 years of service
Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper, et. al. in Sarasota, Florida and has been employed with such firm since April 1989.

Inside Director

Gerald W. Perritt, 64
MicroCap - Indefinite Term
19 years of service
Emerging - Indefinite Term
2 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004. Prior thereto he served as President of the  MicroCap Opportunities Fund and has served as President of Perritt Capital Management since its inception in 1987.

Officers

Michael J. Corbett, 41
MicroCap - Indefinite Term
15 years of service
Emerging - Indefinite Term
2 years of service
Mr. Corbett has been President of the MicroCap Opportunities Fund since November 1999 and President of the Emerging Opportunities Fund since August 2004.

Gerald W. Perritt, 64
MicroCap - Indefinite Term
19 years of service
Emerging - Indefinite Term
2 years of service
Dr. Perritt has been a director of each fund since its inception. He has been Vice President of the MicroCap Opportunities Fund since November 1999 and Vice President of the Emerging Opportunities Fund since August 2004.

Robert A. Laatz, 62
MicroCap - Indefinite Term
9 years of service
Emerging - Indefinite Term
2 years of service
Mr. Laatz serves as Chief Compliance Officer for both funds since Septem-ber 30, 2004. Mr. Laatz has served as Vice President of the MicroCap Opportunities Fund since November 1997, Secretary since November 1998. He has served as Vice President and Secretary of the Emerging Opportunities Fund since August 2004.

Samuel J. Schulz, 65
MicroCap - Indefinite Term
1 year of service
Emerging - Indefinite Term
1 year of service
Mr. Schulz has been the Vice President and Treasurer of the MicroCap Opportunities and Emerging Opportunities Funds since March, 2006.

MicroCap
Opportunities
Fund

Emerging
Opportunities
Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-332-3133.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-332-3133 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor

Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm

McGladrey & Pullen, LLP
One South Wacker Drive
Chicago, IL 60606-3392

Legal Counsel

Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee,WI 53202

Custodian

U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee,WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account,
call our Shareholder Service Center at 1-800-332-3133

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

As of a date during the ninety days prior to the filing date of this report, an evaluation was performed by management with the participation of the registrant’s principal executive officer and principal financial officer of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940).  Based on that evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt MicroCap Opportunities Fund, Inc.

By (Signature and Title)*    /s/ Michael Corbett
Michael J. Corbett, President

Date    6/18/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Michael Corbett
Michael J. Corbett, President

Date      6/18/07

By (Signature and Title)*     /s/ Samuel Schulz
Samuel J. Schulz, Treasurer

Date     6/18/07

* Print the name and title of each signing officer under his or her signature.